                        DEFENSE AND INDEMNIFICATION AGREEMENT


    This Defense and Indemnification Agreement ("Agreement") is made as of this 8th day of July, 1996, between and among the following parties:

    (1)  Tricord Systems, Inc. ("Tricord"), a Delaware corporation;

    (2)  James D. Edwards, Gregory T. Barnum, John H. Crawford, and John
         P. Guider ("Individual Insured(s)");

    (3)  The Home Insurance Company of Illinois ("The Home");

    (4) Progressive Casualty Insurance Company ("Progressive"), an Ohio corporation;

    (5)  Underwriters at Lloyd's, London ("Underwriters"); and

    (6) the General Reinsurance Corporation ("General Re"), a Delaware corporation

                                       RECITALS

                    WHEREAS, The Home issued to Tricord the Directors and Officers Liability and Company Reimbursement Insurance Policy No. PD0 F922315, effective for the policy period of March 19, 1994 through March 19, 1995, with a limit of liability of $2 million ("The Home Policy"); and

                    WHEREAS, Progressive issued to Tricord a first excess Directors and Officers Liability and Company Reimbursement Insurance Policy No. 04228871 (the "Progressive Policy"), effective for the policy period of March 19, 1994 through March 19, 1995, with a limit of liability of $3 million in excess of The Home Policy; and

                    WHEREAS, Underwriters issued to Tricord a second excess Directors and Officers Liability and Company Reimbursement Indemnity Policy No. 542/94S00667 (the

"Underwriters Policy"), effective for the policy period of March 19, 1994 through March 19, 1995, with a limit of liability of $1 million in excess of the aggregate of The Home Policy and the Progressive Policy; and

                    WHEREAS, Progressive and General Re have represented to each of the other undersigned parties that General Re (or one or more of its operating units or subsidiaries) is responsible for all of Progressive's financial obligations under the Progressive Policy; and

                    WHEREAS, on or about July 1, 1994 through July 14, 1994, several class action lawsuits alleging violations of the federal securities laws were brought on behalf of certain present and former Tricord shareholders (collectively "Claimants") against Tricord and the Individual Insureds in the United States District Court for the District of Minnesota, Third Division, which lawsuits have been consolidated as In re: Tricord Systems, Inc. Securities Litigation, Master File No. 3-94 Civil 746 (the "Action"), and presently are pending; and

                    WHEREAS, Tricord and the Individual Insureds each have made a claim for coverage under The Home Policy, the Progressive Policy, and the Underwriters Policy, have been defending the Action with counsel of their choosing, and have engaged in settlement negotiations with counsel for Claimants; and

                    WHEREAS, at the time of execution of the Agreement, the Claimants have outstanding a settlement demand for $4.6 million; and

                    WHEREAS, The Home has been and presently is ready, willing, and able to contribute The Home Policy's limits of liability toward a settlement of the Action, upon request of the Individual Insureds; and

                    WHEREAS, Underwriters shall be liable under the Underwriters Policy only after the aggregate limits of liability under both The Home Policy and the Progressive Policy have been exhausted; and

                    WHEREAS, Progressive and General Re do not believe that $4.6 million is an appropriate amount for which to settle the Action, based upon the facts and law as alleged and as known by them to date; and

                    WHEREAS, General Re desires to assume control over the defense of Tricord and the Individual Insureds in the Action, including control over continued settlement negotiations with Claimants' counsel; and

                    WHEREAS, each of The Home, Progressive, and Underwriters has advised Tricord and the Individual Insureds that it does not object to General Re assuming control over the defense of Tricord and the Individual Insureds in the Action, subject to the terms and conditions set forth herein; and

                    WHEREAS, Tricord and the Individual Insureds are willing to allow General Re to assume control over the defense of the Action, subject to the terms and conditions set forth herein; and

                    WHEREAS, Tricord and the Individual Insureds have requested that The Home deposit its $2 million policy limits into an escrow account to be available to be used by General Re in the defense and/or settlement of the Action;

                                      AGREEMENT

     NOW, THEREFORE, in consideration for the mutual covenants set forth herein, the receipt and sufficiency of which each undersigned party hereby expressly acknowledges, each of the undersigned parties agrees as follows:

                               NATURE OF THE AGREEMENT

                    1. The Agreement supplements The Home Policy, the Progressive Policy, and the Underwriters Policy (collectively the "Policies") with respect to the Action and the claims now or hereafter being made by Claimants in the Action. The Policies remain in full force and effect as written, except to the extent specifically modified herein.

                    2. General Re's obligations under the Agreement are not subject to any exclusions or defenses that might exist or be claimed to exist under the Progressive Policy with respect to coverage of Tricord or the Individual Insureds.

                    3. As a condition precedent to the duty of General Re to pay any judgment or settlement in the Action in excess of the funds in the Escrow Account described in Paragraphs 15, 16, and 17 herein, the obligation of Tricord and/or the Individual Insureds to pay Claimants, if any such obligation exists, shall first have been finally determined, either by final adjudication or by written agreement between Tricord, the Individual Insureds, Claimants, and General Re; provided, however, that this condition precedent does not apply to General Re's obligation to pay Defense Costs as set forth in Paragraph 7 herein and to reimburse and compensate Tricord, the Individual Insureds, and outside professionals as set forth in Paragraph 14 herein.

                    4. The undersigned parties agree that the first $3 million General Re pays in excess of the funds in the Escrow Account described in Paragraphs 15, 16, and 17 herein is paid pursuant to General Re's financial responsibilities for the Progressive Policy.

                    5. No person or organization shall have the right under the Progressive Policy or the Agreement to join General Re as a party to the Action or to any claim against Tricord or the Individual Insureds, nor shall General Re be impleaded by any person or their legal representative in any such Action or claim.

                    6. Tricord understands and agrees that the Agreement is not intended to, and does not, impair or adversely affect whatever rights of indemnification exist in favor of the Individual Insureds against Tricord under or by reason of Delaware law, the Articles of Incorporation or Bylaws of Tricord, any contractual obligations or undertakings, or otherwise.

                                ASSUMPTION OF DEFENSE

                    7. General Re shall assume the complete defense of Tricord and the Individual Insureds in the Action, and does hereby undertake a duty to defend Tricord and the Individual Insureds with respect to the Action and the claims now or hereafter being made by the Claimants, until the final resolution of the Action by settlement, final judgment, or otherwise. The duty to defend shall include, but not be limited to, the duty to select and retain defense counsel, to arrange for payment of all Defense Costs from the Escrow Account until exhausted, to thereafter pay all Defense Costs directly, to make decisions about the conduct of the Action, and to control and conduct any settlement negotiations with Claimants' counsel. As used in the Agreement, "Defense Costs" includes all attorneys' fees, costs, and expenses, legal or otherwise, associated with the defense of the Action and the claims now or hereafter being made by the Claimants.

                    8. General Re agrees that it will not resolve, compromise, or settle the Action or the claims now or hereafter being made by Claimants on any basis that involves an admission that Tricord and the Individual Insureds, or any of them, have liability to the Claimants or committed any wrongdoing of any kind whatsoever. Any settlement documents must be in a form and content acceptable to Tricord and the Individual Insureds, and each of them.

                    9. Tricord and the Individual Insureds agree that none of them will admit liability, voluntarily make any payment, agree to any settlement, or confess or otherwise consent to any judgment with respect to the Action or the claims now or hereafter being made by Claimants, without the written consent of General Re.

                    10. The Home, Progressive, and Underwriters consent to allowing General Re to assume the defense of the Action as set forth in Paragraph 7 herein, and hereby relinquish their right to consent to any Defense Costs, or any settlement amount, incurred on behalf of Tricord and/or the Individual Insureds in the Action.

                    11. Underwriters hereby relinquishes its right to pursue any claim for failure to effectuate a settlement of the Action below the Claimants' current $4.6 million demand and without implication of the Underwriters Policy layer, as well as the right to assure that such a settlement occurs below Underwriters Policy layer through continued involvement in the settlement negotiations.

                    12. Tricord and the Individual Insureds hereby relinquish all rights, if any, to recover from The Home, Progressive, Underwriters, and General Re any and all Defense Costs incurred up to and through the date of execution of the Agreement. Tricord shall pay the Defense Costs incurred by or on behalf of the Individual Insureds up to and through the date of execution of the Agreement.

                                    DUTY TO INFORM

                   13. General Re shall keep each other undersigned party advised of all material developments in the Action on a timely basis, and shall provide to each other undersigned party in a timely manner such information relating to the Action as each such party may reasonably request, including but not limited to information about all settlement discussions, developments, and agreements, as well as the status and developments in the Action.

                                     COOPERATION

                  14. Tricord and the Individual Insureds shall cooperate with General Re in the defense of the Action and shall provide General Re with such information and assistance as it may reasonably request. General Re shall promptly reimburse Tricord and/or the

Individual Insureds for any and all out-of-pocket expenses that each or any of them may incur as a result of his/its involvement as defendants or witnesses in the Action. General Re also shall promptly compensate: (a) the Individual Insureds, for the reasonable value of their time spent to provide information and assistance to General Re with respect to the Action (provided, however, that the Individual Insureds will not be compensated by General Re for their testimony at deposition or trial in the Action); (b) Tricord, for the reasonable value of the time spent and expenses incurred by Tricord and Tricord's directors, officers, employees, agents, and outside professionals (including but not limited to accountants and attorneys) to provide information and assistance to General Re with respect to the Action (provided, however, that no such person will be compensated by General Re for his or her testimony at deposition or trial in the Action); and (c) outside professionals for Tricord and the Individual Insureds (including but not limited to accountants and attorneys) for the reasonable value of the time spent and expenses incurred by such professionals to provide information and assistance to General Re with respect to the Action, to the extent that such time and expenses are billed directly to General Re.

                                    ESCROW ACCOUNT

                    15. The Home shall deposit the sum of $2 million, representing its full limit of liability under The Home Policy, into an interest-bearing escrow account to be established by General Re (the "Escrow Account") within thirty (30) days after the execution of the Agreement.

                    16. Within thirty (30) days after the execution of the Agreement, Tricord shall deposit the the sum of $400,000 into the Escrow Account. Tricord shall make available to General Re for settlement purposes, upon General Re's request, warrants to purchase 100,000 shares of Tricord common stock at an exercise price of $6.00 per share for a period of five (5) years from the date of the Agreement. The provisions for transfer and disposition of such warrants shall be specified in a separate written agreement between General Re and Tricord.

                    17. General Re acknowledges and hereby agrees that the funds placed into the Escrow Account are to be used to pay all Defense Costs, settlements, and/or judgments incurred in connection with the Action on or after the date of execution of the Agreement, until the Escrow Account is depleted or the Action is resolved, whichever comes first. Eighty-three percent (83%) of all such Defense Costs, settlements, and/or judgments are payable out of the funds to be deposited by The Home, and seventeen percent (17%) of all such Defense Costs, settlements, and/or judgments are payable out of the funds to be deposited by Tricord.

                    18. General Re will provide an accounting of all funds withdrawn from the Escrow Account on a calendar quarterly basis to The Home and to Tricord and, at the conclusion of the Action, any funds remaining in the Escrow Account will revert back to the Home and to Tricord in proportion to their respective cash contributions.

                    19. The interest earned on the deposited funds in the Escrow Account will accrue solely for the benefit of The Home and Tricord, and will be paid by General Re or the escrow agent to The Home and Tricord in proportion to their respective cash contributions to the Escrow Account as such interest accrues.

                           CONDITIONAL RELEASE OF THE HOME

                    20. Effective upon payment by The Home pursuant to Paragraph 15 herein, Tricord and the Individual Insureds, on their own behalf and on behalf of their agents, representatives, attorneys, successors, heirs, assigns and all other insureds under The Home Policy, hereby release and forever discharge The Home, its agents, representatives, attorneys, successors, owners, assigns, executors, administrators, principals, directors, officers, employees, insurers and reinsurers, from any and all actions, causes of action, suits, claims for sums of money, contracts, controversies, agreements, costs, attorneys' fees, expenses, damages, judgments and demands whatsoever in law or in equity, known or unknown, which Tricord and/or the Individual Insureds have or may have against The Home under The Home Policy, arising out of or related to the Action, including but not limited to any action, proceeding, or claim arising from The Home's investigation, evaluation, handling, or settlement of the Action or alleging any "bad faith" or breach of any promise, oral or written, or breach of any duty grounded in law or in contract relating thereto.

                                   INDEMNIFICATION

                   21. To the fullest extent permitted by law, General Re shall defend, protect, indemnify, and hold harmless Tricord, the Individual Insureds, The Home, and Underwriters, any and all of them, and any and all of their respective heirs, administrators, executors, representatives, and legal successors, and their owners, principals, directors, officers, employees, agents, insurers, and reinsurers (collectively "Indemnitees"), of, from and against any and all actions, liabilities, losses, damages, injuries, controversies, costs, expenses, interest, attorneys' fees, settlements, or judgments, of any kind or nature whatsoever, whether or not now known or anticipated, that the Indemnitees, or any of them, may incur or become subject to, arising from or out of, or in any way involving, the Action or the claims now or hereafter being made by Claimants. General Re's undertaking to defend, protect, indemnify, and hold harmless includes, but is not limited to: (a) any established financial loss or injury that may be caused to any Individual Insured, to his career, employment, or reputation, or to his opportunity to serve as an officer or director of any corporation or other entity, if the ultimate resolution of the Action is a verdict or judgment adverse to such Individual Insured; (b) any action, proceeding, or claim arising from or in any way involving any investigation, evaluation, handling, or settlement of the Action by The Home or Underwriters, or alleging any "bad faith" or breach of any promise, oral or written, or breach of any duty grounded in law or in contract relating thereto; and (c) any action, proceeding, or claim for the payment of any portion of The Home's or Underwriters' policy limits. Payment by an Indemnitee shall not be a precondition to General Re's obligations under this paragraph.

                                   ATTORNEYS' FEES

                   22. Should it become necessary for the Indemnitees, or any of them, to commence or pursue any proceeding, legal or otherwise (including without limitation arbitration), against General Re for breach of the Agreement, or to enforce any Indemnitee's rights under the Agreement, then such Indemnitee(s) who prevails shall be entitled to recover from General Re the amount of attorneys' fees, costs, and expenses that he/it incurs in connection with such proceeding.

             ACKNOWLEDGMENTS, REPRESENTATIONS, WARRANTIES, AND AGREEMENTS

                  23. Progressive acknowledges that General Re (or one or more of its operating units or subsidiaries) is the financially responsible party under the Progressive Policy. Progressive further acknowledges that it has no objection to General Re's entry into the Agreement, and in particular, has no objection to General Re's undertaking of the duties set forth herein, provided however that such acknowledgment shall not diminish or impair Progressive's rights and responsibilities under its separate agreements with General Re.

                    24. Each of the undersigned parties warrants and represents that he/it has carefully read all of the terms of the Agreement, and that he/it understands them and intends to be legally bound thereby. Each of the undersigned parties further warrants and represents that he/it has full authority to execute the Agreement, and that the execution and performance of the Agreement has been duly authorized by all requisite corporate action.

                    25. Except as stated in the final sentence of Paragraph 16 herein, the Agreement is the complete agreement of the undersigned parties concerning the subject matter hereof. It supersedes all prior or contemporaneous understandings, discussions, or agreements with respect to the subjects contained herein. It also supersedes that certain Settlement Agreement and Release entered into on or about June 10, 1996 between and among Tricord, The Home, and Progressive.

                    26. No breach of any provision of the Agreement by any undersigned party can be waived by any other party hereto, unless expressly done so in writing. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

                    27. The Agreement may not be supplemented, changed, or assigned by any party without the express written consent of all of the undersigned parties.

                    28. Each of the undersigned parties acknowledges and represents that he/it has been represented by competent legal counsel of his/its own choosing in connection with his/its consideration and execution of the Agreement. Each undersigned party acknowledges that he/it has had adequate opportunity to investigate the factual and legal bases for the Action and the claims being made by Claimants in the Action, and to form his/its own independent judgment about the merit or lack of merit of the Action, how the Action should be handled, and whether the Agreement should be made and entered into. Each undersigned party further represents and declares that in executing the Agreement, he/it has relied solely upon his/its own judgment, belief and knowledge, and the advice and recommendation of his/its own legal counsel, concerning the nature, extent and duration of any rights, obligations and claims, and that he/it has not been influenced to any extent whatsoever in executing the Agreement by any representations or statements except those expressly contained or referred to herein.

                    29. Each undersigned party acknowledges and agrees that if any fact or law now believed to be true is discovered hereafter to be other than, or different from, that which he/it now believes, he/it expressly assumes the risk of such difference in fact or law and agrees that the Agreement shall be and will remain effective notwithstanding any such difference in fact or law. The Agreement is intended to be final and binding between and among the undersigned parties, regardless of any claims of fraud, misrepresentation, promise made without intention of performance, concealment of fact, mistake of fact, mistake of law, or any other circumstances whatsoever.

                    30. Each undersigned party acknowledges and agrees that he/it will not take any action that would interfere with the performance of the Agreement by any other undersigned party or that would adversely affect any of the rights provided for in the Agreement.

                               GOVERNING LAW AND VENUE

                    31. The Agreement shall be construed in accordance with, and be governed by, the law of the State of Minnesota. Any action brought to enforce or interpret the Agreement shall be brought in the state or federal courts for the State of Minnesota. Each undersigned party consents to the exercise of personal jurisdiction over he/it by the state and federal courts for the State of Minnesota in any action brought to enforce or interpret the Agreement.

                       CONSTRUCTION AND INTERPRETATION

                    32. The terms of the Agreement are to be construed in an evenhanded fashion as between and among the undersigned parties. Should it be determined that there is ambiguity or a lack of clarity in any of the language of the Agreement, the disputed issue shall be resolved in a manner most consistent with the relevant terms of the Agreement and with the expressed intentions and goals of the Agreement, without regard to authorship. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be used in the interpretation of the Agreement.

                    33. The headings, titles, and subtitles herein are used solely for convenience, shall not be used in interpreting the Agreement, and shall not be construed in any way to limit, modify, or affect the terms of the Agreement.

                                     COUNTERPARTS

                    34. The Agreement may be executed in counterparts, each of which shall be deemed to be one and the same instrument. The undersigned parties shall exchange among themselves original signed counterparts.

                                   GENERAL REINSURANCE CORPORATION


                                   By
                                     ------------------------------

                                   Its
                                      -----------------------------

STATE OF CONNECTICUT)
                    ) SS.
COUNTY OF __________)

           On this ___ day of _______, 1996, before me a notary public of the State of Connecticut, personally appeared __________________, to me personally known and known to be an officer of General Reinsurance Corporation, who represented that he was authorized to execute the foregoing instrument on behalf of the corporation, who executed the foregoing instrument on behalf of the corporation, and who acknowledged that he read the same and executed it as his free act and deed.



                                                 -----------------------
                                                 Notary Public

                                                  * * *

                                   THE HOME INSURANCE COMPANY OF
                                   ILLINOIS


                                   By_______________________________________

                                       Its_____________________________________

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

                    On this ___ day of _______, 1996, before me a notary public of the State of________________, personally appeared __________________, to me personally known and known to be an officer of The Home Insurance Company of Illinois, who represented that he was authorized to execute the foregoing instrument on behalf of the corporation, who executed the foregoing instrument on behalf of the corporation, and who acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public

                                      *   *   *

                                   PROGRESSIVE CASUALTY INSURANCE
                                   COMPANY


                                   By_______________________________________

                                       Its_____________________________________

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

                    On this ___ day of _______, 1996, before me a notary public of the State of________________, personally appeared __________________, to me personally known and known to be an officer of Progressive Casualty Insurance Company, who represented that he was authorized to execute the foregoing instrument on behalf of the corporation, who executed the foregoing instrument on behalf of the corporation, and who acknowledged that he read the same and executed it as his free act and deed.


                                        _____________________________________
                                        Notary Public

                                        *  *  *

                                   UNDERWRITERS AT LLOYD'S, LONDON


                                   By_______________________________________

                                       Its_____________________________________

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

                    On this ___ day of _______, 1996, before me a notary public of the State of________________, personally appeared __________________, to me personally known and known to be counsel for Underwriters at Lloyd's, London, who represented that he was authorized to execute the foregoing instrument on behalf of Underwriters at Lloyd's, London, who executed the foregoing instrument on behalf of Underwriters at Lloyd's, London, and who acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public

                                      *   *   *

                                   TRICORD SYSTEMS, INC.


                                   By_______________________________________

                                       Its_____________________________________

STATE OF MINNESOTA)
                  ) SS.
COUNTY OF HENNEPIN)

                    On this ___ day of _______, 1996, before me a notary public of the State of Minnesota, personally appeared __________________, to me personally known and known to be an officer of Tricord Systems, Inc., who represented that he was authorized to execute the foregoing instrument on behalf of the corporation, who executed the foregoing instrument on behalf of the corporation, and who acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public

                                      *   *   *

                                        _______________________________________
                                        JAMES D. EDWARDS

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

                    On this ___ day of _______, 1996, before me a notary public of the State of___________________, personally appeared James D. Edwards, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public

                                      *   *   *

                                        _______________________________________
                                        GREGORY T. BARNUM

STATE OF MINNESOTA)
                  ) SS.
COUNTY OF HENNEPIN)

                    On this ___ day of _______, 1996, before me a notary public of the State of Minnesota, personally appeared Gregory T. Barnum, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public

                                      *   *   *

                                        _______________________________________
                                        JOHN H. CRAWFORD

STATE OF MASSACHUSETTS)
                      ) SS.
COUNTY OF ____________)

                    On this ___ day of _______, 1996, before me a notary public of the State of Massachusetts, personally appeared John H. Crawford, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public

                                      *   *   *

                                        _______________________________________
                                        JOHN P. GUIDER

STATE OF MINNESOTA)
                  ) SS.
COUNTY OF HENNEPIN)

                    On this ___ day of _______, 1996, before me a notary public of the State of Minnesota, personally appeared John P. Guider, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he read the same and executed it as his free act and deed.

                                        _____________________________________
                                        Notary Public